UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

CYRUSONE INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

This filing relates to the proposed acquisition of CyrusOne Inc. by funds affiliated with KKR and Global Infrastructure Partners. The following is an update provided by CyrusOne's interim President and CEO to CyrusOne employees in connection with the proposed acquisition.

-----------

Team,

This week has been another week of tremendous effort and success.

Last week we announced our definitive agreement to divest our Houston assets, an important capital recycling milestone for CyrusOne. Congratulations to the team that has been working on this project for many months.

We continue to march forward with Project Cavalry and are working towards closing. We continue to get due diligence requests related to the transaction financing.  Thank you for those of you who continue to support this effort and thank you to the rest of the team for pitching in where you can to support the team working on these special projects. Next week, on February 1st, we have the Shareholder vote on the transaction. If you are a shareholder, I encourage you to vote.

Our HR leaders have been meeting with individual teams to review department specific Engagement Survey Results. They will continue to roll these out so we can start identifying where we can make some improvements in 2022.

Have a great weekend.

One Company, One Team, One Purpose

Dave

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed merger. In connection with the proposed merger, CyrusOne Inc. (the “Company”) has filed relevant materials with the Securities and Exchange Commission (the “SEC”), including a definitive proxy statement (the “Proxy Statement”). The Company filed the Proxy Statement with the SEC on December 30, 2021 and mailed it to stockholders of the Company beginning on December 31, 2021. INVESTORS AND STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND THE OTHER DOCUMENTS RELATING TO THE PROPOSED MERGER CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. Stockholders are able to obtain free copies of the Proxy Statement and other documents containing important information about the Company, through the website maintained by the SEC at http://www.sec.gov or free of charge by directing a request to the Company’s Investor Relations Department at 972-350-0060 or investorrelations@cyrusone.com.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed merger. Information about the directors and executive officers of the Company is set forth in the Proxy Statement, the Company’s proxy statement for its 2021 annual meeting of stockholders on Schedule 14A filed with the SEC on April 8, 2021, and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, which was filed with the SEC on February 19, 2021.

Cautionary Statement Regarding Forward-Looking Statements

The information included herein, together with other statements and information publicly disseminated by the Company, contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and include this statement for purposes of complying with these safe harbor provisions.

In particular, statements pertaining to the Company’s capital resources, portfolio performance, financial condition and results of operations contain certain forward-looking statements. Likewise, all of the Company’s statements regarding anticipated growth in the Company’s funds from operations and anticipated market conditions, demographics and results of operations are forward-looking statements. You can identify forward-looking statements by the use of forward-looking terminology such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” “estimates” or “anticipates” or the negative of these words and phrases or similar words or phrases that are predictions of or indicate future events or trends and that do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions. Forward-looking statements involve numerous risks and uncertainties and you should not rely on them as predictions of future events. Forward-looking statements depend on assumptions, data or methods that may be incorrect or imprecise and we may not be able to realize them. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or projected.

The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: (i) the Company’s proposed merger with the acquiring consortium (the “Buyer”) may not be completed in a timely manner or at all, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the Company or the expected benefits of the proposed merger or that the approval of the Company’s stockholders is not obtained; (ii) the failure to realize the anticipated benefits of the proposed merger; (iii) the ability of Buyer to obtain debt financing in connection with the proposed merger; (iv) the possibility that competing offers or acquisition proposals for the Company will be made; (v) the possibility that any or all of the various conditions to the consummation of the merger may not be satisfied or waived, including the failure to receive any required regulatory approvals from any applicable governmental entities (or any conditions, limitations or restrictions placed on such approvals); (vi) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger, including in circumstances which would require the Company to pay a termination fee or other expenses; (vii) the effect of the announcement or pendency of the merger on the Company’s ability to retain and hire key personnel, its ability to maintain relationships with its customers, suppliers and others with whom it does business, or its operating results and business generally; (viii) risks related to diverting management’s attention from the Company’s ongoing business operations; (ix) the risk that shareholder litigation in connection with the merger may result in significant costs of defense, indemnification and liability; (x) the potential widespread and highly uncertain impact of public health outbreaks, epidemics and pandemics, such as the COVID-19 pandemic; (xi) loss of key customers; (xii) indemnification and liability provisions as well as service level commitments in the Company’s contracts with customers imposing significant costs on the Company in the event of losses; (xiii) economic downturn, natural disaster or oversupply of data centers in the limited geographic areas that the Company serves; (xiv) risks related to the development of the Company’s properties including, without limitation, obtaining applicable permits, power and connectivity and the Company’s ability to successfully lease those properties; (xv) weakening in the fundamentals for data center real estate, including but not limited to, increased competition, falling market rents, decreases in or slowed growth of global data, e-commerce and demand for outsourcing of data storage and cloud-based applications; (xvi) loss of access to key third-party service providers and suppliers; (xvii) risks of loss of power or cooling which may interrupt the Company’s services to its customers; (xviii) inability to identify and complete acquisitions and operate acquired properties; (xix) the Company’s failure to obtain necessary outside financing on favorable terms, or at all; (xx) restrictions in the instruments governing the Company’s indebtedness; (xxi) risks related to environmental, social and governance matters; (xxii) unknown or contingent liabilities related to the Company’s acquisitions; (xxiii) significant competition in the Company’s industry; (xxiv) recent turnover, or the further loss of, any of the Company’s key personnel; (xxv) risks associated with real estate assets and the industry; (xxvi) failure to maintain the Company’s status as a real estate investment trust (“REIT”) or to comply with the highly technical and complex REIT provisions of the Internal Revenue Code of 1986, as amended; (xxvii) REIT distribution requirements could adversely affect the Company’s ability to execute its business plan; (xviii) insufficient cash available for distribution to stockholders; (xxix) future offerings of debt may adversely affect the market price of the Company’s common stock; (xxx) increases in market interest rates will increase the Company’s borrowing costs and may drive potential investors to seek higher dividend yields and reduce demand for the Company’s common stock; (xxxi) market price and volume of stock could be volatile; (xxxii) risks related to regulatory changes impacting the Company’s customers and demand for colocation space in particular geographies; (xxxiii) the Company’s international activities, including those conducted as a result of land acquisitions and with respect to leased land and buildings, are subject to special risks different from those faced by the Company in the United States; (xxxiv) the continuing uncertainty about the future relationship between the United Kingdom and the European Union following the United Kingdom’s withdrawal from the European Union; (xxxv) expanded and widened price increases in certain selective materials for data center development capital expenditures due to international trade negotiations; (xxxvi) a failure to comply with anti-corruption laws and regulations; (xxxvii) legislative or other actions relating to taxes; (xxxviii) any significant security breach or cyber-attack on the Company or its key partners or customers; (xxxix) the ongoing trade conflict between the United States and the People’s Republic of China; (xl) increased operating costs and capital expenditures at the Company’s facilities, including those resulting from higher utilization by the Company’s customers, general market conditions and inflation, exceeding revenue growth; and (xli) other factors affecting the real estate and technology industries generally.

While forward-looking statements reflect the Company’s good faith beliefs, they are not guarantees of future performance. For a further discussion of these and other factors that could impact the Company’s future results, performance or transactions, see Part I, Item 1A. “Risk Factors” of the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, and the Company’s other filings with the SEC. Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results. We disclaim any obligation other than as required by law to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors or for new information, data or methods, future events or other changes.